Exhibit 99.2

Q&A Responses

Hello everyone, excited to start this off! Thank you all for your participation.

First thing we want to flag is that all statements other than statements of historical facts included in this Q&A that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, regarding our expected adjusted EBITDA profitability for the second half of 2024. These forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties and other factors, all of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to, those related to our ability to continue as a going concern, our ability to meet financial covenants with our lenders, our ability to maintain and to grow market share in existing and new product categories; our ability to continue to profitably sell the SKUs we operate; our ability to create operating leverage and efficiency when integrating companies that we acquire, including through the use of our team’s expertise, the economies of scale of our supply chain and automation driven by our platform; those related to our ability to grow internationally and through the launch of products under our brands and the acquisition of additional brands; those related to consumer demand, our cash flows, financial condition, forecasting and revenue growth rate; our supply chain including sourcing, manufacturing, warehousing and fulfillment; our ability to manage expenses, working capital and capital expenditures efficiently; our business model and our technology platform; our ability to disrupt the consumer products industry; our ability to generate profitability and stockholder value; international tariffs and trade measures; inventory management, product liability claims, recalls or other safety and regulatory concerns; reliance on third party online marketplaces; seasonal and quarterly variations in our revenue; acquisitions of other companies and technologies and our ability to integrate such companies and technologies with our business; our ability to continue to access debt and equity capital (including on terms advantageous to the Company) and the extent of our leverage; and other factors discussed in the “Risk Factors” section of our most recent periodic reports filed with the Securities and Exchange Commission (“SEC”), all of which you may obtain for free on the SEC’s website at www.sec.gov.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, even if subsequently made available by us on our website or otherwise. We do not undertake any obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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Q: What are your expectations for the expansion into South America? What are you doing to make sure this expansion leads to profit? Can you say anything about the imaginable ROI in relation to the cost of this cooperation?

A: Aterian is currently selling products from its home and kitchen category on Mercado Libre’s Mexico marketplace but it is too new and recent to comment on revenue, profit or ROI. We believe in general that marketplace expansion is a long-term value creation play.

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Q: With the recent declines in consumer spending and decreased shipping volumes over the years, what will you change to become profitable and obtain a larger market share within this high interest rate environment?

A: Consumer demand and sentiment are difficult to handicap, particularly with respect to discretionary products. Having said that, we are seeing demand for the categories we are in. We have rationalized non-core, unprofitable SKUs to drive better performance on our core business with a view towards customer satisfaction. Where applicable, we are improving product performance and marketing, launching new products, expanding our channels and pursuing synergistic M&A opportunities.

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Q: What is the new product launch strategy this year? What new products have launched over the past year (such as the personal blender?) and how have they fared?

A: As previously mentioned on our earnings call, we have been patient on launching new products. We don’t comment on individual product performance. Our near-term focus on product launches have been around existing assortment of products by providing consumers variations on features and price to strengthen our existing offerings.

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Q: As someone who invested almost 100 thousand dollars in Aterian in the last few years, what does management have to say to the many investors such as myself that helped keep this company out of bankruptcy? What do you have to say to those of us who have watched their positions in this company drop over 90%?

A: We do not comment on stock price. We are grateful for the support of our investor base which we realize largely consists of retail investors. Our new leadership continues to work hard to drive value for Aterian’s shareholders.

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Q: What happened to the "ongoing investigations" into market fraud and illegal shorting of the security? The stagnation and inability to grow was blamed on shipping/supply chain issues during the pandemic. We are well passed that time and have yet to see a profitable return. What are the plans to change that? What are you doing to keep us investors confident?

A: We did look into potential market fraud and alleged illegal shorting. Our Co CEOs believe it's best to focus on business performance; in our view, the best remedy for shorts is good financial performance.

Please refer to the remarks from our Co-CEO’s past three earnings calls that address what we are doing to attain adjusted EBITDA profitability in the second half of 2024.

We want you to know that the team at Aterian is confident about the work we are doing and we hope that instills confidence in our investor base. We are trying to better listen to our investors, large and small, by doing things such as this AMA. We believe investor confidence will be driven by business performance and we continue to focus on achieving our target of adjusted EBITDA profitability in the second half of the year.

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Q: Amazon Canada and MercadoLibre were great ways to drive revenue growth. What other market places can be tapped? Selling only the profitable items in more places will turn this around I believe.

A: We believe marketplace expansion is an important part of our organic growth strategy. We continue to evaluate a number of different domestic and international marketplaces that we believe are a good fit for our product portfolio.

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Q: Would you consider issuing bonds that retail/outside investors could buy to raise capital for small/medium sized M&A vs diluting the stock through Private Placements which happened in the past??

A: We appreciate the question. We try to be mindful of dilution and yes we do consider using debt as a method of financing. We are trying to ensure that however we raise capital, we are doing so in a way that creates value for our shareholders.

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Q: What can you tell us about the way the money is handled and used , where is the money flow going to and where are the resources used . The way the money is managed is really important , I would like to know what you will do once you hit profitability. Will you reinvest ? Will you pay down more debt , will you use the money stack more product or to expand , what new money making activities will you do that will bring in more profit but not hurt your operating costs , more revenue and consistent operating costs is a good recipient for profit .

A: We manage our cash carefully and believe we have done a good job over the past year and half strengthening our balance sheet which has been an initial priority. As previously stated during our earnings call in March, we believe, based on our current forecasts, our extended credit facility, coupled with our existing cash, has further strengthened our balance sheet as we continue on our path towards Adjusted EBITDA profitability in the second half of 2024. Further, we also believe, based on our current forecasts, we have sufficient cash above our covenants to achieve our goal without raising additional equity. If we pursue additional financing (debt and/or equity) it will be predominantly for growth through M&A which we believe would be accretive to shareholders. We also intend to continue to invest in organic growth while managing operating costs.

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Q: Why would anyone buy-in now, and why shouldn't current investors sell, when you have given the green light to further dilution of the stock in the last earnings call?

A: We don’t comment specifically with regards to our stock price nor can we give investment advice. However, we believe in Aterian long term and believe that by growing and bringing the Company to adjusted EBITDA profitability will ultimately drive shareholder value. As previously stated, if we pursue additional financing it will be predominantly for growth through M&A which we believe would be accretive to shareholders.

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Q: Why does Aterian only drop after the agreement with Mercado Libre?

A: We don’t know the answer. We are focused on taking actions that we believe will drive shareholder value.

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Q: What's to stop shorts from just beating this down under a dollar again and causing another RS in two years?

A: In our view, the best remedy for shorts is financial performance. The new leadership team continues to work hard on its plan to focus, simplify and stabilize the Company with the belief it will become Adjusted EBITDA profitable in the second half of 2024. We believe in Aterian long term and believe that by growing and bringing the Company to adjusted EBITDA profitability will ultimately drive shareholder value and make our company a less appealing target for shorts.

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Q: With recent successful product launches and new SKU variations for brands like Mueller, along with new market entries on Mercado Libre’s Mexico marketplace, has this given you confidence that their is still significant growth and expansion opportunity for the currently owned brands you have, or do you believe new acquisitions will be a necessity to achieve your goals in the near to mid-term future?

A: We intend to pursue both organic and inorganic growth strategies. We are confident that both will yield growth for ATER though we believe more significant growth can come from M&A

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Q: Ater should try and come to an agreement with Costco to sell some of its products there

A: Thank you, we are actively exploring different e-commerce and brick & mortar channels.

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Q: Do you forsee more partnerships like the ghee investment taking place over the next year? What strategic returns do you see from that particular one coming in the near to mid-term?

A: Yes, potentially. We continue to explore new categories including those that like 4th & Heart address important health and wellness areas, in particular digestive health.

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Q: Aterian leaders seem to have attended regular investor conferences over the past year based on the online calendar, what positive outcomes or learnings have come from those?

A: We listen and learn. The takeaway thus far is that ATER should be focused on achieving adjusted EBITDA profitability.

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Q: When profitable , would you guys be interested in doing a dividend ?

A: We believe today, that our profits, when they materialize, would be better spent growing the business rather than paying dividends.

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Q: Aterian continues to be punished for its constant reduction in revenues each quarter, despite its progress on profitability metrics. Given this market demand for profitable growth, when and how do you expect growth to return where you can show you're beating previous year numbers? Is new products, new markets, new platforms (Libre) the strategy to get there?

A: With respect to your latter question, the answer is yes plus pursuing inorganic opportunities such as accretive M&A. As previously stated in our earnings call, we cut almost half of our product portfolio to eliminate non-strategic unprofitable products. We believe this was one of the first steps in order to drive the Company to adjusted EBITDA profitability in the second half of 2024 and to position the Company for future growth. We are focused primarily on driving Adjusted EBITDA profitability and positioning ATER for growth which we believe we are doing.

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Q: Would you be open to polling our retail traders here and finding out products that we want to buy which are more than a one time purchase? Get more monthly or quarterly reoccurring income coming in?

A: Yes, that is a good idea. We would also like to know who would be interested in participating in new product launches as we are always looking for feedback on new products we bring to market.

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Q: With recent successful product launches and new SKU variations for brands like Mueller, along with new market entries on Mercado Libre’s Mexico marketplace, has this given you confidence that their is still significant growth and expansion opportunity for the currently owned brands you have, or do you believe new acquisitions will be a necessity to achieve your goals in the near to mid-term future?

A: We intend to pursue both organic and inorganic growth strategies. We are confident that both will yield growth for ATER though we believe more significant growth can come from M&A

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Q: I was disappointed to hear in the Q4 Earnings Call that TikTok Shop wasn’t making a significant impact on sales, with social media, it’s not always something that will take off instantly, but it only takes one video/generous algorithm push and things can change overnight. Personally, I believe the “out there” essential oil scents could be the best thing to push on TikTok. The generation using the platform are going to be much more interested in buying fun “cotton candy, bubble gum, candy apple, blueberry muffin, cupcake, fruit cereal and sugar cookies” essential oil scents than they are a new toaster or a squatty potty. In my opinion, I think oils such as the one’s mentioned are what you should really be focusing on there if you want increased success on the platform.

A: Thank you for the feedback. We will give it thought internally. We have been disappointed with the results as well though we continue to explore ways to extract value from the platform.

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Q: You have SKU’s under the Squatty Potty brand for many toilet accessories such as toilet brushes, bidets, toilet sprays and toilet paper foam and yet… no toilet paper? Which to me, seems like a missed opportunity for expansion, seeing as though so many consumers are coming to you for toilet related products, toilet paper could be the recurring purchase item they keep coming back to you for. (I can already picture the Squatty Potty + 4 pack of toilet roll bundle deal!) Do you think toilet paper could be a market you would look to enter at some point, or if unviable, do you think synergy with an existing toilet paper company is something we could see in the future?

A: Thanks again for the thoughts here. We are actively thinking about ways to expand the Squatty portfolio of products in a way that remains true to the brand.

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Q: What are you doing to better market and make Aterian products standout from the competition given the many "copycat" and similar products in each category?

A: As a result of our SKU rationalization, we have significantly less products in the market, as a result we are better able to focus on each SKU from a marketing and competition perspective. In particular we are working harder to make our products more visible on the various channels and the various ways that consumers shop.

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Q: How would you describe the employee engagement and culture at Aterian these days given all the change that has occurred over the past few years? Are people passionate about their work or looking elsewhere?

A: Our leadership team is very focused on culture given its importance to business success. While we have been through many changes over the past year, the team continues to be energized as we continue to focus, simplify and stabilize the Company. The team today is very passionate about our brands and products, and we are pleased with the Aterian team and their hard work.

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Q: Is there an opportunity for Aterian leaders to be more active online on social channels like X/Twitter or LinkedIn to share work that's being done and progress being made? There seem to be some channels that have looked dead for years, again not helping confidence or momentum.

A: Yes, there is an opportunity. We are making more efforts to be active when we can and when we believe it’s appropriate. For now, we believe the best use of our time is spent rolling up our sleeves and focusing on improving the business.

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Ok, everyone, that is all the time we have for now. We hope this was helpful and hope to keep in touch. If people have further questions or feedback please feel free to reach out to IR (ir@aterian.io). We are always interested in how we can improve. Thank you for your continued support.